UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 04, 2025

SITE Centers Corp.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-11690	34-1723097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway
Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 755-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Par Value $0.10 Per Share	SITC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In order to further incentivize and promote the retention of certain key officers during the Company’s efforts to market its remaining wholly-owned properties for sale and monetize its remaining joint venture investments, on December 4, 2025, the Company entered into amendments (each, an “Amendment”) to the existing Employment Agreement, dated as of August 28, 2024, with Gerald R. Morgan, the Company’s Chief Financial Officer (the “Morgan Employment Agreement”) and Employment Agreement, dated as of April 8, 2024, with Aaron M. Kitlowski, the Company’s General Counsel (the “Kitlowski Employment Agreement” and, together with the Morgan Employment Agreement, the “Employment Agreements”).

Under the Employment Agreements, Messrs. Morgan and Kitlowski (each, an “Officer”) were previously eligible, in the case of any “double-trigger” qualifying termination of employment occurring after the date of a Change in Control of the Company (as described and defined in the Employment Agreements to include, but not be limited to, a sale of substantially all of the assets of the Company, or the liquidation or dissolution of the Company), to receive (among other compensation and benefits) cash severance payments of $600,000 and $1.5 million, respectively. In general, the Amendments changed the potential cash severance payment for each Officer following a Change in Control of the Company to a multiple of 2.5 times the sum of (i) such Officer’s applicable annual base salary rate plus (ii) such Officer’s three-year average annual cash incentive or bonus payout, subject to certain exceptions or details, all as further described in the Amendments. The Amendments also made certain other conforming, descriptive or clarification changes to the Employment Agreements, as further described in the Amendments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 4, 2025	By:	/s/ Aaron M. Kitlowski
Name: Aaron M. Kitlowski Title: Executive Vice President, General Counsel and Secretary